CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of January 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.05 per share to date in fiscal year 2016 (January 1, 2016 to January 31, 2016). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.019 (37%)	— (0%)	— (0%)	$0.031 (63%)
YTD	$0.05	$0.019 (37%)	— (0%)	— (0%)	$0.031 (63%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. Adjustments are made to net investment income and net realized capital gains based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized as capital gains and returns of capital. Amounts characterized as capital gains are added to the Fund’s net realized capital gains. The amount of net realized capital gains is also offset by capital losses realized in prior years.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through December 31, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (January 1, 2011 through December 31, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 12/31/2015
Cumulative Total Return[1]	-5.57%
Cumulative Distribution Rate[2]	6.31%
Preceding Five-Year Period 01/01/2011 to 12/31/2015
Average Annual Total Return[3]	7.83%
Average Annual Distribution Rate[4]	5.96%
Current Annualized Distribution Rate[5]	6.64%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015 through December 31, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2015.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

January 11, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of February 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.10 per share to date in fiscal year 2016 (January 1, 2016 to February 29, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.019 (38%)	— (0%)	— (0%)	$0.031 (62%)
YTD	$0.10	$0.038 (38%)	— (0%)	— (0%)	$0.062 (62%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. Adjustments are made to net investment income and net realized capital gains based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. The amount of net realized capital gains is also offset by capital losses realized in prior years.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through January 31, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (February 1, 2011 through January 31, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 01/31/2016
Cumulative Total Return[1]	-4.20%
Cumulative Distribution Rate[2]	0.58%
Preceding Five-Year Period 02/01/2011 to 01/31/2016
Average Annual Total Return[3]	6.85%
Average Annual Distribution Rate[4]	5.97%
Current Annualized Distribution Rate[5]	6.97%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through January 31, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

February 11, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of March 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.15 per share to date in fiscal year 2016 (January 1, 2016 to March 31, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.019 (37%)	— (0%)	— (0%)	$0.031 (63%)
YTD	$0.15	$0.056 (37%)	— (0%)	— (0%)	$0.094 (63%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. Adjustments are made to net investment income and net realized capital gains based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. The amount of net realized capital gains is also offset by capital losses realized in prior years.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through February 29, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (March 1, 2011 through February 29, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 02/29/2016
Cumulative Total Return[1]	-4.65%
Cumulative Distribution Rate[2]	1.17%
Preceding Five-Year Period 03/01/2011 to 02/29/2016
Average Annual Total Return[3]	5.67%
Average Annual Distribution Rate[4]	5.99%
Current Annualized Distribution Rate[5]	7.04%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through February 29, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 29, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

March 11, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of April 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.20 per share to date in fiscal year 2016 (January 1, 2016 to April 30, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.022 (43%)	— (0%)	— (0%)	$0.028 (57%)
YTD	$0.20	$0.087 (43%)	— (0%)	— (0%)	$0.113 (57%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Amounts characterized by the REITs as return of capital are classified as such by the Fund. Adjustments are made to net investment income and net realized capital gains based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through March 31, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (April 1, 2011 through March 31, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 03/31/2016
Cumulative Total Return[1]	4.19%
Cumulative Distribution Rate[2]	1.62%
Preceding Five-Year Period 04/01/2011 to 03/31/2016
Average Annual Total Return[3]	7.19%
Average Annual Distribution Rate[4]	6.00%
Current Annualized Distribution Rate[5]	6.48%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through March 31, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

April 13, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of May 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.25 per share to date in fiscal year 2016 (January 1, 2016 to May 31, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.023 (45%)	— (0%)	— (0%)	$0.027 (55%)
YTD	$0.25	$0.113 (45%)	— (0%)	— (0%)	$0.137 (55%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through April 30, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (May 1, 2011 through April 30, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 04/30/2016
Cumulative Total Return[1]	4.42%
Cumulative Distribution Rate[2]	2.17%
Preceding Five-Year Period 05/01/2011 to 04/30/2016
Average Annual Total Return[3]	6.32%
Average Annual Distribution Rate[4]	6.01%
Current Annualized Distribution Rate[5]	6.50%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through April 30, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

May 12, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of June 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.30 per share to date in fiscal year 2016 (January 1, 2016 to June 30, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.023 (47%)	— (0%)	— (0%)	$0.027 (53%)
YTD	$0.30	$0.141 (47%)	— (0%)	— (0%)	$0.159 (53%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through May 31, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (June 1, 2011 through May 31, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 05/31/2016
Cumulative Total Return[1]	4.87%
Cumulative Distribution Rate[2]	2.71%
Preceding Five-Year Period 06/01/2011 to 05/31/2016
Average Annual Total Return[3]	6.25%
Average Annual Distribution Rate[4]	6.02%
Current Annualized Distribution Rate[5]	6.51%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through May 31, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

June 13, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of July 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.35 per share to date in fiscal year 2016 (January 1, 2016 to July 31, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.024 (48%)	— (0%)	— (0%)	$0.026 (52%)
YTD	$0.35	$0.167 (48%)	— (0%)	— (0%)	$0.183 (52%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through June 30, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (July 1, 2011 through June 30, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 06/30/2016
Cumulative Total Return[1]	9.42%
Cumulative Distribution Rate[2]	3.13%
Preceding Five-Year Period 07/01/2011 to 06/30/2016
Average Annual Total Return[3]	7.32%
Average Annual Distribution Rate[4]	6.03%
Current Annualized Distribution Rate[5]	6.27%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through June 30, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

July 11, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of August 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.40 per share to date in fiscal year 2016 (January 1, 2016 to August 31, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.023 (47%)	— (0%)	— (0%)	$0.027 (53%)
YTD	$0.40	$0.186 (47%)	— (0%)	— (0%)	$0.214 (53%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through July 31, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (August 1, 2011 through July 31, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 07/31/2016
Cumulative Total Return[1]	14.91%
Cumulative Distribution Rate[2]	3.50%
Preceding Five-Year Period 08/01/2011 to 07/31/2016
Average Annual Total Return[3]	8.41%
Average Annual Distribution Rate[4]	6.03%
Current Annualized Distribution Rate[5]	6.00%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through July 31, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

August 12, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of September 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.45 per share to date in fiscal year 2016 (January 1, 2016 to September 30, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.023 (46%)	— (0%)	— (0%)	$0.027 (54%)
YTD	$0.45	$0.207 (46%)	— (0%)	— (0%)	$0.243 (54%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through August 31, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (September 1, 2011 through August 31, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 08/31/2016
Cumulative Total Return[1]	12.38%
Cumulative Distribution Rate[2]	4.11%
Preceding Five-Year Period 09/01/2011 to 08/31/2016
Average Annual Total Return[3]	9.32%
Average Annual Distribution Rate[4]	6.02%
Current Annualized Distribution Rate[5]	6.17%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through August 31, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

September 13, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of October 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.50 per share to date in fiscal year 2016 (January 1, 2016 to October 31, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.024 (48%)	— (0%)	— (0%)	$0.026 (52%)
YTD	$0.50	$0.242 (48%)	— (0%)	— (0%)	$0.258 (52%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through September 30, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (October 1, 2011 through September 30, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 09/30/2016
Cumulative Total Return[1]	11.34%
Cumulative Distribution Rate[2]	4.69%
Preceding Five-Year Period 10/01/2011 to 09/30/2016
Average Annual Total Return[3]	11.29%
Average Annual Distribution Rate[4]	6.01%
Current Annualized Distribution Rate[5]	6.26%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through September 30, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

October 11, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of November 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.55 per share to date in fiscal year 2016 (January 1, 2016 to November 30, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.024 (48%)	— (0%)	— (0%)	$0.026 (52%)
YTD	$0.55	$0.263 (48%)	— (0%)	— (0%)	$0.287 (52%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through October 31, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (November 1, 2011 through October 31, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 10/31/2016
Cumulative Total Return[1]	4.72%
Cumulative Distribution Rate[2]	5.57%
Preceding Five-Year Period 11/01/2011 to 10/31/2016
Average Annual Total Return[3]	7.93%
Average Annual Distribution Rate[4]	6.01%
Current Annualized Distribution Rate[5]	6.69%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through October 31, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

November 11, 2016

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of December 2016. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.60 per share to date in fiscal year 2016 (January 1, 2016 to December 31, 2016). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.024 (48%)	— (0%)	— (0%)	$0.026 (52%)
YTD	$0.60	$0.288 (48%)	— (0%)	— (0%)	$0.312 (52%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2016 (January 1, 2016 through November 30, 2016) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2016, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (December 1, 2011 through November 30, 2016) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2016 to 11/30/2016
Cumulative Total Return[1]	-0.65%
Cumulative Distribution Rate[2]	6.50%
Preceding Five-Year Period 12/01/2011 to 11/30/2016
Average Annual Total Return[3]	7.67%
Average Annual Distribution Rate[4]	6.01%
Current Annualized Distribution Rate[5]	7.09%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through November 30, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2016.
3	Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2016.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

December 12, 2016